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                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                             VARIABLE LIFE ACCOUNT B


                       SUPPLEMENT DATED DECEMBER 21, 2000


The information in this Supplement updates and amends certain information contained in the Prospectus and replaces the Supplement dated August 23, 2000. You should read this Supplement along with the applicable Prospectus.

Effective November 17, 2000, Aetna Life Insurance and Annuity Company's ("ALIAC") broker-dealer subsidiary, Aetna Investment Services, Inc. (which was subsequently converted to Aetna Investment Services, LLC) ("AIS"), became the principal underwriter for the securities sold under the prospectus. AIS, a Delaware limited liability company, is registered as a broker-dealer with the Securities and Exchange Commission. AIS is also a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is no longer a registered broker-dealer.

On December 13, 2000, ALIAC became an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management. The terms of your contract will not be affected by this change in ownership. ALIAC will continue to be responsible for all contracts issued by it (except to the extent that the contracts have been reinsured by, and are administered by, the Lincoln affiliates as described in the Prospectus). In the future, you may begin to see the use of the ING lion logo on our printed materials.








                                                                December 2000